UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06475
______________________________________________

Strategic Global Income Fund, Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2011

Item 1. Reports to Stockholders.

Closed-end funds

Strategic Global Income Fund, Inc.
Semiannual Report May 31, 2011

Strategic Global Income Fund, Inc.:
Managed distribution policy—key points to note

•	The Fund has a managed distribution policy. Since June 2011, the Fund makes regular monthly distributions at an annualized rate equal to 6% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From August 2009 through the monthly distribution for May 2011, the annualized rate had been 7%.)

•	To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

•	Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Strategic Global Income Fund, Inc.

July 14, 2011

Dear shareholder,
This report provides an overview of the performance of Strategic Global Income Fund, Inc. (the “Fund”) for the six months ended May 31, 2011.

Performance
Over the six months ended May 31, 2011, the Fund returned 9.51% on a net asset value (“NAV”) basis, and generated an 8.81% return on a market price basis. Over the same period, the median returns for the Fund’s peer group, the Lipper Global Income Funds category, were 8.30% and 9.25% on a net asset value and market price basis, respectively. Finally, the Fund’s benchmark, the Strategic Global Benchmark[1] (the “Benchmark”), returned 4.95% over the six-month reporting period. (For more on the Fund’s performance, please refer to “Performance at a glance” on page 7.)

The Fund did not use structural leverage during the reporting period. That is, the Fund did not have preferred stock outstanding, nor did it borrow from banks for investment purposes, as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.
Strategic Global Income Fund, Inc.
Investment goals:
Primarily, high level of current income; secondarily, capital appreciation

Portfolio management:
Portfolio management team, including Uwe Schillhorn UBS Global Asset Management (Americas) Inc.

Commencement:
February 3, 1992

NYSE symbol:
SGL

Distribution payments:
Monthly

[1]	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.

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Strategic Global Income Fund, Inc.

As of May 31, 2011, the Fund traded at a discount to its NAV.2 In fact, the Fund generally traded at a discount to its NAV throughout the reporting period.

An interview with Portfolio Manager Uwe Schillhorn
Q.	How would you describe the global economic environment during the reporting period?
A.	Although the overall US economy expanded during the reporting period, there continued to be several areas of weakness. These included elevated unemployment levels and a weak housing market, which held back a more robust expansion.

In the US, gross domestic product (“GDP”) growth was 1.7% during the second quarter of 2010, followed by third and fourth quarter GDP growth of 2.6% and 3.1%, respectively. The Commerce Department then reported that its most recent estimate for first quarter 2011 GDP growth was 1.9%—a moderation in growth that’s being generally attributed to tepid consumer spending and declining government spending.

Among developed countries outside of the US, GDP growth in the Eurozone rose slightly, to 0.8% during the first quarter of 2011, compared to 0.3% in the fourth quarter of 2010. Japan fell back into recession given the fallout from March’s devastating earthquake and tsunami. During the first quarter of 2011, GDP in Japan was -0.9%, following a 0.8% contraction in the fourth quarter of 2010.

Growth rates were significantly higher in many developing countries—for example, China’s GDP grew 9.8% during the last three months of 2010, and 9.7% in the first quarter of 2011, while India’s GDP grew 9.3% and 7.8% respectively, during the same time periods. However, they were also impacted by higher energy and oil prices.

[2]	A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

2

Strategic Global Income Fund, Inc.

Q.	How did the global bond markets perform over the reporting period?
A.	As was the case during much of 2010, the US spread sectors (non-US Treasury fixed income securities) generated solid results during the reporting period. Among the best performers were US high yield bonds; the Barclays Capital High Yield Index[3] posted positive returns during all six months covered by this report. Supporting the high yield market was overall robust investor demand given the low interest rate environment, generally better-than-expected corporate profits and declining defaults. Other spread sectors that produced solid results were commercial mortgage-backed securities (CMBS) and investment grade corporate bonds.

The emerging markets debt asset class generated mixed results during the reporting period. Emerging markets debt prices generally weakened over the first two months of the period, as investor risk aversion increased given an escalation of the European sovereign debt crisis and mounting geopolitical issues in the Middle East and Northern Africa. In addition, rising commodity and food prices sparked inflationary pressures in many emerging market countries. This, in turn, led to interest rate hikes by a number of developing country central banks. The asset class then largely stabilized in February 2011, and rallied during the remainder of the reporting period. This turnaround was due, in part, to renewed investor risk appetite for higher yielding securities, such as the yields available from emerging markets debt, given the low interest rate environment.

Q.	How did you position the portfolio from a duration standpoint?
A.	We maintained a modified duration of 4.3 years, shorter than that of the Index. This strategy was initially positive for performance as global growth appeared to gain momentum and interest rates moved higher. However, the Fund’s shorter duration later detracted from results as global growth moderated and interest rates declined. Overall, the Fund’s duration positioning was a slight negative for results over the six months ended May 31, 2011. (Duration measures a fund’s sensitivity to interest rate changes and is related to the maturity of the bonds comprising the portfolio.)

Q.	Which currency strategies did you use during the period?
A.	In general, the Fund’s currency exposures were a positive for performance versus the benchmark during the reporting period. In general, we favored

[3]	The Barclays Capital High Yield Index covers the universe of fixed rate, non-investment grade debt.

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Strategic Global Income Fund, Inc.

commodity-driven currencies as energy and commodity prices moved higher. Among the largest contributors were our overweight positions in the Norwegian krone and Swedish krona. These currencies also benefited as they were viewed as safe havens compared to the euro.

Elsewhere, the Fund’s positions in emerging local currencies generated mixed results. During the first half of the period, the Fund’s overweights to the Brazilian real and the Indonesian rupiah added to performance. However, these gains were largely offset as emerging markets currencies weakened in May 2011 versus the US dollar, due to a renewed increase in risk aversion.

In addition, it should be noted that as a result of a short-term tactical move we made in the last few weeks of the reporting period—given our more cautious view on emerging markets currencies following their impressive appreciation versus the USD—the Fund’s overweight to local currencies declined on an overall basis.

Q.	Which other strategies generated strong results over the period?
A.	Overall, our out-of-benchmark exposure to spread product, both in the US and abroad, contributed to the Fund’s relative performance. In particular, the Fund’s positions in US high yield bonds—mostly those in the financial and industrial sectors—and collateralized debt obligations (CDOs) were rewarded. (CDOs are debt securities backed by a pool of loans, such as auto loans, credit card debt or corporate debt.)

High yield financials generated strong results as the fundamentals in the banking industry strengthened, capital reserves increased and corporate earnings often exceeded expectations. CDO fundamentals were strong and default rates remained at very low levels, and were further supported by stable economic growth in the US and Europe, combined with robust corporate profitability. Finally, the Fund also saw positive results from its exposure to commercial mortgage-backed securities (CMBS), as they performed well given overall solid demand from investors seeking to generate incremental yield.

In terms of the Fund’s emerging markets debt exposure, its holdings of quasi-government and agency securities were beneficial, as they outperformed their US dollar-denominated counterparts during the reporting period. Examples of strong individual holdings were Russia’s state-owned Russian Agricultural Bank and Vnesheconombank. In general, Russia also benefited from higher oil prices.

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Strategic Global Income Fund, Inc.

Q.	Were there any particular strategies that did not work well for the Fund?
A.	As discussed earlier, the Fund’s duration positioning detracted from performance. In addition, our position in Greek sovereign debt also detracted from performance. While concerns relating to Greece’s debt crisis continued and there were uncertainties surrounding the restructuring of its European Union/Monetary Fund bailout package, our position in Greece was fairly small, which helped to limit the negative impact on the Fund.

Q.	What derivative instruments had the greatest impact on performance during the reporting period?
A.	The Fund utilized currency forwards to manage its exposure to the Swedish krona, which strongly added to overall performance. (Currency forwards are agreements based on the exchange rates between currencies at a future date.)

Additionally, the Fund used interest rate swaps to adjust its exposure to the US dollar, the euro and the Great Britain pound. Finally, Treasury futures, another type of derivative, were employed to help manage the Fund’s duration positioning.

Q.	What is your outlook on the global economy and fixed income markets?
A.	While growth in a number of developed countries moderated during the second half of the reporting period, we believe there is enough momentum for growth to remain positive, albeit somewhat tepid, in 2011. We also expect inflation to remain benign, and feel that interest rates will be relatively low in many developed countries given continued economic headwinds such as high unemployment. Against a backdrop of continued growth, low interest rates and little inflation, we believe the spread sectors remain attractive. In particular, high yield debt, CDOs and CMBS may continue to benefit from improving credit fundamentals and strong investor demand.

We continue to have a positive long-term outlook for the emerging markets debt asset class, given the strength and robustness of the underlying economies. However, volatility may continue in the near term due to uncertainties in a number of peripheral Eurozone countries, which could trigger another flight to quality. Finally, given the extremely strong performance in the asset class over the last two years, some profit taking could be conceivable, particularly with the increasing uncertainty in the capital markets.

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Strategic Global Income Fund, Inc.

Since US interest rates may be near their lowest levels, we see US dollardenominated emerging markets bonds as being fairly valued at current spread levels. In contrast, we believe local bonds and local currencies should be the main performance drivers for the foreseeable future as yield and economic growth disparities are likely to remain favorable for emerging market countries.

Sincerely,

Mark E. Carver President Strategic Global Income Fund, Inc. Managing Director UBS Global Asset Management (Americas) Inc.

Uwe Schillhorn, CFA Portfolio Management Team Member Strategic Global Income Fund, Inc. Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended May 31, 2011. The views and opinions in the letter were current as of July 14, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

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Strategic Global Income Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 05/31/11

Net asset value returns	6 months	1 year	5 years	10 years

Strategic Global Income Fund, Inc.	9.51%	19.81%	10.29%	10.60%

Lipper Global Income Funds median	8.30	19.17	9.75	12.35

Market price returns

Strategic Global Income Fund, Inc.	8.81%	28.75%	9.72%	10.87%

Lipper Global Income Funds median	9.25	24.80	11.52	13.64

Index returns

Strategic Global Benchmark[1]	4.95%	12.39%	7.93%	8.73%

Citigroup World Government Bond Index[2]	5.61	12.20	7.07	7.80

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1]	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.

[2]	The Citigroup World Government Bond Index is an unmanaged broad-based market capitalization weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets of 22 developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

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Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited)

Characteristics[1]	05/31/11		11/30/10		05/31/10

Net asset value	$11.77		$12.12		$11.46

Market price	$11.30		$11.74		$10.29

12-month dividends/distributions	$1.8481		$0.8792		$0.8584

Dividend/distribution at period-end	$0.0688		$0.0746		$0.0688

Net assets (mm)	$214.9		$221.2		$209.3

Weighted average maturity (yrs.)	6.2		7.7		6.8

Modified duration (yrs.)[2]	4.3		5.1		5.1

Currency exposure[3]	05/31/11		11/30/10		05/31/10

US dollar denominated	47.5%		33.8%		44.6%

Foreign denominated	52.5		66.2		55.4

Total	100.0%		100.0%		100.0%

Top ten countries/territories or
supranationals (other than
short-term investments)[4]	05/31/11		11/30/10		05/31/10

United States	37.7%	United States	34.0%	United States	30.6%

Germany	9.0	Germany	9.0	Cayman Islands	13.2

United Kingdom	6.1	Cayman Islands	5.6	Germany	7.0

Argentina	3.9	Russia	4.0	Malaysia	3.4

Malaysia	3.9	United Kingdom	3.5	United Kingdom	3.3

Venezuela	3.5	Malaysia	3.4	Netherlands	3.2

Cayman Islands	3.4	Venezuela	3.1	Italy	2.7

Hong Kong	2.2	Argentina	2.7	Argentina	2.5

South Africa	2.2	Italy	2.5	Venezuela	2.2

Ireland	2.1	Egypt	2.1	Sri Lanka	2.2

Total	74.0%		69.9%		70.3%

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Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited) (concluded)

Credit quality[5]	05/31/11	11/30/10	05/31/10

AAA	25.9%	24.2%	23.7%

AA	4.7	5.5	11.2

A	10.9	12.2	17.2

BBB	14.3	12.0	13.3

BB	6.4	6.9	7.5

B	7.8	5.9	4.4

CCC	2.5	2.2	1.9

CC	0.3	—	—

D	0.1	0.1	0.1

Non-rated	19.7	21.7	12.3

Cash equivalents	4.0	6.7	8.5

Other assets less liabilities	3.4	2.6	(0.1)

Total	100.0%	100.0%	100.0%

[1]	Prices and other characteristics will vary over time.

[2]	Modified duration is the change in price, expressed in years, expected in response to each 1% change in yield of the Fund’s portfolio holdings.

[3]	Exposure represents a percentage of market value as of dates indicated.

[4]	Weightings represent percentage of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

[5]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

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Strategic Global Income Fund, Inc.

Industry diversification (unaudited) As a percentage of net assets As of May 31, 2011

Bonds
Corporate bonds
Aerospace & defense	0.17%
Auto parts & equipment	0.13
Automobiles	0.08
Biotechnology	0.06
Building materials	0.20
Capital markets	0.26
Chemicals	0.13
Commercial banks	7.06
Commercial services & supplies	0.54
Computers & peripherals	0.12
Consumer finance	0.06
Containers & packaging	0.07
Diversified financial services	7.43
Diversified telecommunication services	1.03
Electric utilities	0.23
Electronic equipment	0.02
Food products	0.07
Health care providers & services	0.10
Health services	0.18
Hotels, restaurants & leisure	0.93
Household durables	0.65
Insurance	0.74
Internet software & services	0.03
Machinery	0.09
Media	1.37
Metals & mining	0.12
Multiline retail	0.37
Multi-utilities	0.30
Non-food & drug retailers	0.03
Oil, gas & consumable fuels	2.51
Paper & forest products	0.14
Real estate investment trust (REIT)	0.14
Real estate management & development	3.98
Road & rail	0.04
Semiconductors & semiconductor equipment	0.04
Software	0.04
Specialty retail	0.15
Telecommunications	0.11

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Strategic Global Income Fund, Inc.

Industry diversification (unaudited) (concluded) As a percentage of net assets As of May 31, 2011

Bonds (concluded)
Corporate bonds (concluded)
Textiles, apparel & luxury goods	0.01%
Tobacco	0.38
Trading companies & distributors	0.15
Wireless telecommunication services	1.31
Total corporate bonds	31.57
Asset-backed securities	2.78
Collateralized debt obligations	3.65
Commercial mortgage-backed securities	8.82
Mortgage & agency debt securities	1.96
Municipal bond	0.16
US government obligations	8.06
Non-US government obligations	31.71
Supranational bond	1.12
Structured note	2.15
Total bonds	91.98
Short-term investment	3.96
Options purchased	0.70
Total investments	96.64
Cash and other assets, less liabilities	3.36
Net assets	100.00%

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Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

	Face
Security description	amount		Value

Bonds—91.98%

Corporate bonds—31.57%

Australia—0.01%
Mirabela Nickel Ltd.,
8.750%, due 04/15/18[1]		$15,000	$15,112

Austria—0.51%
Oesterreichische Kontrollbank AG,
3.500%, due 04/28/14	EUR	735,000	1,087,839

Canada—0.06%
Connacher Oil and Gas Ltd.,
8.500%, due 08/01/19[1]		$35,000	34,562

Nova Chemicals Corp.,
8.625%, due 11/01/19		80,000	90,600

Total Canada corporate bonds			125,162

Cayman Islands—0.04%
Seagate HDD Cayman,
7.750%, due 12/15/18[1]		75,000	78,938

Colombia—0.93%
BanColombia SA,
5.950%, due 06/03/21[1]		1,000,000	993,750

6.125%, due 07/26/20		1,000,000	1,000,000

Total Colombia corporate bonds			1,993,750

France—1.47%
Compagnie de Financement Foncier,
4.000%, due 07/21/11	EUR	2,110,000	3,044,422

France Telecom SA,
4.375%, due 07/08/14		$105,000	114,351

Total France corporate bonds			3,158,773

Germany—1.78%
E.ON International Finance BV,
5.125%, due 10/02/12	EUR	450,000	673,181

Hypothekenbank in Essen AG,
3.750%, due 09/28/12		2,140,000	3,144,144

Total Germany corporate bonds			3,817,325

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Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(continued)

Ireland—0.31%
GE Capital European Funding,
4.875%, due 03/06/13	EUR	445,000	$665,188

Kuwait—0.57%
Kuwait Projects Co.,
9.375%, due 07/15/20		$1,100,000	1,226,500

Luxembourg—0.08%
Intelsat Jackson Holdings SA,
7.250%, due 10/15/20[1]		125,000	125,312

Wind Acquisition Finance SA,
11.750%, due 07/15/17[1]		50,000	58,125

Total Luxembourg corporate bonds			183,437

Malaysia—3.95%
Johor Corp.,
1.000%, due 07/31/12[2]	MYR	20,240,000	8,487,959

Marshall Islands—0.01%
Navios Maritime Holdings, Inc.,
8.875%, due 11/01/17		$20,000	21,450

Mexico—0.17%
America Movil SAB de CV,
5.000%, due 03/30/20		350,000	370,405

Netherlands—0.78%
ING Groep NV,
5.775%, due 12/08/15[3,4]		50,000	46,500

Rabobank Nederland NV,
4.125%, due 04/04/12	EUR	1,110,000	1,627,820

Total Netherlands corporate bonds			1,674,320

Qatar—0.15%
Qtel International Finance Ltd.,
7.875%, due 06/10/19[1]		$265,000	317,337

Russia—3.69%
RSHB Capital SA for OJSC Russian Agricultural Bank,
7.750%, due 05/29/18[5]		3,600,000	4,113,000

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Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(continued)

Russia—(concluded)
VEB Finance Ltd.,
6.800%, due 11/22/25[5]		$3,700,000	$3,829,500

Total Russia corporate bonds			7,942,500

Turkey—1.01%
Akbank TAS,
6.500%, due 03/09/18[1]		2,100,000	2,173,500

Ukraine—0.45%
Naftogaz Ukraine,
9.500%, due 09/30/14		880,000	966,680

United Kingdom—1.25%
BP Capital Markets PLC,
3.875%, due 03/10/15		480,000	507,076

British Telecommunications PLC,
9.875%, due 12/15/30		210,000	299,579

Global Crossing UK Finance PLC,
10.750%, due 12/15/14		75,000	78,563

Lloyds TSB Bank PLC,
6.375%, due 01/21/21		225,000	238,172

Royal Bank of Scotland Group PLC,
5.625%, due 08/24/20		400,000	409,646

Vodafone Group PLC,
3.625%, due 11/29/12	EUR	500,000	733,394

4.150%, due 06/10/14		$400,000	430,624

Total United Kingdom corporate bonds			2,697,054

United States—13.69%
AES Corp.,
8.000%, due 10/15/17		75,000	81,094

AK Steel Corp.,
7.625%, due 05/15/20		100,000	104,000

Allison Transmission, Inc.,
11.000%, due 11/01/15[1]		100,000	107,500

Ally Financial, Inc.,
8.300%, due 02/12/15		170,000	189,550

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Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Alta Mesa Holdings,
9.625%, due 10/15/18[1]	$75,000	$76,688

Altria Group, Inc.,
9.950%, due 11/10/38	390,000	573,339

AMC Entertainment, Inc.,
8.750%, due 06/01/19	30,000	32,213

American International Group, Inc.,
8.175%, due 05/15/58[3]	100,000	110,000

AMGH Merger Sub, Inc.,
9.250%, due 11/01/18[1]	15,000	16,106

Anadarko Petroleum Corp.,
5.950%, due 09/15/16	235,000	265,508

Apria Healthcare Group, Inc.,
11.250%, due 11/01/14	33,000	34,856

ARAMARK Corp.,
8.500%, due 02/01/15	125,000	130,000

Arch Coal, Inc.,
7.250%, due 10/01/20	100,000	105,500

8.750%, due 08/01/16	25,000	27,813

AT&T, Inc.,
6.500%, due 09/01/37	250,000	273,917

Avis Budget Car Rental LLC,
7.750%, due 05/15/16	50,000	51,438

Bank of America Corp.,
5.000%, due 05/13/21	185,000	184,660

6.500%, due 08/01/16	365,000	412,889

7.625%, due 06/01/19	220,000	261,500

8.000%, due 01/30/18[3,4]	75,000	80,599

BE Aerospace, Inc.,
6.875%, due 10/01/20	100,000	105,500

Berry Plastics Corp.,
9.500%, due 05/15/18	50,000	50,875

Boeing Co.,
4.875%, due 02/15/20	200,000	219,048

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Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Bon-Ton Department Stores, Inc.,
10.250%, due 03/15/14	$50,000	$50,875

Boyd Gaming Corp.,
9.125%, due 12/01/18[1]	50,000	51,812

Burlington Coat Factory Warehouse Corp.,
10.000%, due 02/15/19[1]	75,000	75,187

Caesars Entertainment Operating Co., Inc.,
5.625%, due 06/01/15	20,000	17,200

10.000%, due 12/15/15	25,000	25,531

10.000%, due 12/15/18	75,000	69,375

11.250%, due 06/01/17	110,000	123,750

Calpine Corp.,
7.875%, due 07/31/20[1]	145,000	153,700

Capital One Bank USA N.A.,
8.800%, due 07/15/19	255,000	327,751

Case New Holland, Inc.,
7.875%, due 12/01/17[1]	125,000	139,062

CB Richard Ellis Services, Inc.,
11.625%, due 06/15/17	25,000	29,500

CDW LLC,
12.535%, due 10/12/17	50,000	54,750

Celanese US Holdings LLC,
6.625%, due 10/15/18	25,000	26,344

Cengage Learning Acquisitions, Inc.,
13.250%, due 07/15/15[1]	30,000	28,500

Chesapeake Energy Corp.,
9.500%, due 02/15/15	125,000	147,500

Chrysler Group LLC,
8.000%, due 06/15/19[1]	55,000	54,863

CIT Group, Inc.,
7.000%, due 05/01/15	65,000	65,487

7.000%, due 05/01/17	375,000	376,406

Clearwire Communications LLC,
12.000%, due 12/01/15[1]	100,000	109,375

16

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Comcast Corp.,
6.300%, due 11/15/17	$500,000	$581,513

Community Health Systems, Inc.,
8.875%, due 07/15/15	35,000	36,137

Cricket Communications, Inc.,
7.750%, due 05/15/16	50,000	53,125

Crosstex Energy,
8.875%, due 02/15/18	180,000	195,300

CSX Corp.,
6.220%, due 04/30/40	50,000	55,178

Delta Air Lines, Inc.,
12.250%, due 03/15/15[1]	20,000	22,425

Developers Diversified Realty Corp.,
9.625%, due 03/15/16	75,000	92,272

Diamond Resorts Corp.,
12.000%, due 08/15/18[1]	85,000	91,588

DIRECTV Holdings LLC,
6.000%, due 08/15/40	225,000	230,760

7.625%, due 05/15/16	650,000	710,125

DISH DBS Corp.,
7.875%, due 09/01/19	100,000	108,875

DuPont Fabros Technology LP,
8.500%, due 12/15/17	125,000	137,656

Dynegy Holdings, Inc.,
7.625%, due 10/15/26	750,000	517,500

8.375%, due 05/01/16	50,000	41,375

E*Trade Financial Corp.,
7.875%, due 12/01/15	100,000	103,125

Eagle Parent, Inc.,
8.625%, due 05/01/19[1]	5,000	5,056

El Paso Corp.,
7.750%, due 01/15/32	30,000	36,542

Energy Future Holdings Corp., Series P,
5.550%, due 11/15/14	20,000	16,900

17

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Energy Future Intermediate Holding Co. LLC,
10.000%, due 12/01/20	$35,000	$38,068

Entravision Communications Corp.,
8.750%, due 08/01/17	75,000	79,687

Equinix, Inc.,
8.125%, due 03/01/18	50,000	54,000

ERAC USA Finance Co.,
7.000%, due 10/15/37[1]	200,000	227,461

Ferrellgas Partners-LP,
9.125%, due 10/01/17	150,000	168,000

FireKeepers Development Authority,
13.875%, due 05/01/15[1]	115,000	134,837

First Data Corp.,
9.875%, due 09/24/15	50,000	51,625

Ford Motor Co.,
7.450%, due 07/16/31	100,000	113,549

Ford Motor Credit Co. LLC,
12.000%, due 05/15/15	100,000	127,804

Fortune Brands, Inc.,
5.375%, due 01/15/16	875,000	950,564

Freescale Semiconductor, Inc.,
9.125%, due 12/15/14[6]	75,000	78,375

Frontier Communications Corp.,
9.000%, due 08/15/31	85,000	88,719

FTI Consulting, Inc.,
6.750%, due 10/01/20[1]	25,000	25,500

Gannett Co., Inc.,
9.375%, due 11/15/17	25,000	28,062

General Electric Capital Corp.,
4.625%, due 01/07/21	2,535,000	2,572,351

GenOn Energy, Inc.,
9.875%, due 10/15/20	75,000	78,938

Georgia Gulf Corp.,
9.000%, due 01/15/17[1]	30,000	33,000

18

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Georgia-Pacific LLC,
8.875%, due 05/15/31	$100,000	$128,125

Goldman Sachs Group, Inc.,
5.375%, due 03/15/20	325,000	335,145

6.150%, due 04/01/18	250,000	274,083

Goodyear Tire & Rubber Co.,
10.500%, due 05/15/16	146,000	165,345

Graham Packaging Co. LP,
8.250%, due 10/01/18	25,000	27,250

Graphic Packaging International, Inc.,
9.500%, due 06/15/17	50,000	55,750

Hartford Financial Services Group, Inc.,
8.125%, due 06/15/38[3]	100,000	112,000

HCA, Inc.,
7.750%, due 05/15/21[1]	50,000	52,313

9.625%, due 11/15/16[6]	200,000	214,000

Hertz Corp.,
7.375%, due 01/15/21[1]	50,000	51,750

Host Hotels & Resorts LP, Series Q,
6.750%, due 06/01/16	75,000	77,438

Inergy LP,
7.000%, due 10/01/18[1]	100,000	103,000

ING Capital Funding Trust III,
3.907%, due 09/30/11[3,4]	75,000	72,371

International Lease Finance Corp.,
7.125%, due 09/01/18[1]	75,000	82,125

Iron Mountain, Inc.,
8.375%, due 08/15/21	325,000	347,750

JC Penney Corp., Inc.,
7.125%, due 11/15/23	30,000	31,125

JMC Steel Group,
8.250%, due 03/15/18[1]	20,000	20,650

JP Morgan Chase Capital XXII, Series V,
6.450%, due 02/02/37	515,000	530,972

19

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
JPMorgan Chase & Co.,
4.400%, due 07/22/20	$475,000	$470,698

Key Energy Services, Inc.,
6.750%, due 03/01/21	75,000	75,938

Landry’s Restaurants, Inc.,
11.625%, due 12/01/15	40,000	43,400

Level 3 Financing, Inc.,
9.250%, due 11/01/14	50,000	51,500

Liberty Mutual Group, Inc.,
10.750%, due 06/15/58[1,3]	35,000	47,425

Life Technologies Corp.,
6.000%, due 03/01/20	120,000	131,341

Limited Brands, Inc.,
7.600%, due 07/15/37	25,000	24,687

Lincoln National Corp.,
7.000%, due 05/17/66[3]	70,000	71,750

Linn Energy LLC,
7.750%, due 02/01/21[1]	100,000	105,500

Longview Fibre Paper & Packaging, Inc.,
8.000%, due 06/01/16[1]	5,000	5,075

Lyondell Chemical Co.,
11.000%, due 05/01/18	100,000	112,625

Marathon Petroleum Corp.,
5.125%, due 03/01/21[1]	150,000	156,470

Marina District Finance Co., Inc.,
9.500%, due 10/15/15[1]	90,000	94,162

McJunkin Red Man Corp.,
9.500%, due 12/15/16[1]	45,000	46,350

MedAssets, Inc.,
8.000%, due 11/15/18[1]	50,000	51,562

MetLife, Inc.,
6.400%, due 12/15/36	425,000	423,609

MGM Resorts International,
10.000%, due 11/01/16[1]	150,000	162,750

20

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Michael Foods, Inc.,
9.750%, due 07/15/18[1]	$100,000	$110,000

Morgan Stanley,
5.500%, due 01/26/20	215,000	221,089

6.625%, due 04/01/18	250,000	281,390

Multiplan, Inc.,
9.875%, due 09/01/18[1]	100,000	108,000

Murray Energy Corp.,
10.250%, due 10/15/15[1]	25,000	26,937

Mylan, Inc.,
7.625%, due 07/15/17[1]	25,000	27,531

Nalco Co.,
6.625%, due 01/15/19[1]	30,000	31,163

Nationwide Mutual Insurance Co.,
8.250%, due 12/01/31[1]	300,000	338,718

News America, Inc.,
6.200%, due 12/15/34	200,000	207,717

Nexstar Broadcasting, Inc.,
8.875%, due 04/15/17	50,000	54,250

Nextel Communications, Inc., Series C,
5.950%, due 03/15/14	75,000	75,563

Niska Gas Storage US LLC,
8.875%, due 03/15/18	50,000	53,750

ONEOK Partners LP,
8.625%, due 03/01/19	250,000	323,425

Owens Corning,
6.500%, due 12/01/16	400,000	438,522

PAETEC Holding Corp.,
9.875%, due 12/01/18[1]	35,000	37,538

Peabody Energy Corp.,
6.500%, due 09/15/20	50,000	53,813

Petco Animal Supplies, Inc.,
9.250%, due 12/01/18[1]	25,000	26,813

21

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Petrohawk Energy Corp.,
7.875%, due 06/01/15	$50,000	$52,750

Pinafore LLC, Inc.,
9.000%, due 10/01/18[1]	50,000	54,875

Pinnacle Foods Finance LLC,
10.625%, due 04/01/17	30,000	32,175

Production Resource Group, Inc.,
8.875%, due 05/01/19[1]	10,000	10,250

Prospect Medical Holdings, Inc.,
12.750%, due 07/15/14	50,000	56,250

QEP Resources, Inc.,
6.875%, due 03/01/21	100,000	107,500

Quicksilver Resources, Inc.,
7.125%, due 04/01/16	50,000	49,250

QVC, Inc.,
7.500%, due 10/01/19[1]	25,000	26,938

Qwest Corp.,
7.625%, due 06/15/15	370,000	424,806

Realogy Corp.,
10.500%, due 04/15/14	50,000	51,250

Republic Services, Inc.,
6.200%, due 03/01/40	325,000	351,884

Reynolds American, Inc.,
7.625%, due 06/01/16	195,000	235,723

Royal Caribbean Cruises Ltd.,
6.875%, due 12/01/13	750,000	807,188

7.500%, due 10/15/27	125,000	126,875

Ryerson, Inc.,
12.000%, due 11/01/15	75,000	80,813

SandRidge Energy, Inc.,
7.500%, due 03/15/21[1]	50,000	51,750

Sanmina-SCI Corp.,
7.000%, due 05/15/19[1]	50,000	48,688

8.125%, due 03/01/16	12,000	12,450

22

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
SBA Telecommunications, Inc.,
8.250%, due 08/15/19	$50,000	$55,063

SC Johnson & Son, Inc.,
4.800%, due 09/01/40[1]	400,000	373,781

Sempra Energy,
8.900%, due 11/15/13	300,000	348,345

9.800%, due 02/15/19	225,000	304,481

Sinclair Television Group, Inc.,
9.250%, due 11/01/17[1]	50,000	55,875

Solo Cup Co.,
8.500%, due 02/15/14	25,000	22,938

Sprint Capital Corp.,
8.750%, due 03/15/32	60,000	66,225

Sprint Nextel Corp.,
8.375%, due 08/15/17	50,000	56,375

SPX Corp.,
7.625%, due 12/15/14	50,000	55,750

SquareTwo Financial Corp.,
11.625%, due 04/01/17	200,000	206,250

Standard Pacific Corp.,
10.750%, due 09/15/16	25,000	28,875

SunGard Data Systems, Inc.,
10.250%, due 08/15/15	100,000	104,000

SunTrust Bank,
7.250%, due 03/15/18	300,000	351,181

Swiss Re Solutions Holding Corp.,
7.000%, due 02/15/26	325,000	363,041

Tenet Healthcare Corp.,
6.875%, due 11/15/31	50,000	42,000

Tenneco, Inc.,
7.750%, due 08/15/18	5,000	5,287

Tesoro Corp.,
9.750%, due 06/01/19	40,000	45,400

23

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Texas Competitive Electric Holdings Co. LLC, Series A,
10.250%, due 11/01/15	$60,000	$38,250

Time Warner Cable, Inc.,
6.550%, due 05/01/37	80,000	85,129

6.750%, due 07/01/18	350,000	406,933

Toys R Us Property Co. II LLC,
8.500%, due 12/01/17	200,000	214,250

Univision Communications, Inc.,
8.500%, due 05/15/21[1]	50,000	51,500

US Foodservice,
8.500%, due 06/30/19[1]	15,000	15,113

Vanguard Health Holding Co. II LLC,
8.000%, due 02/01/18	25,000	26,062

Verizon Communications, Inc.,
6.900%, due 04/15/38	585,000	683,955

Verizon Wireless Capital LLC,
8.500%, due 11/15/18	575,000	753,266

Verso Paper, Inc.,
11.500%, due 07/01/14	45,000	48,825

Wal-Mart Stores, Inc.,
3.250%, due 10/25/20	805,000	776,559

Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17[1,2,4,7,8]	1,000,000	20,000

Weyerhaeuser Co.,
7.375%, due 03/15/32	125,000	139,534

Whiting Petroleum Corp.,
6.500%, due 10/01/18	15,000	15,600

WMG Acquisition Corp.,
9.500%, due 06/15/16	250,000	265,312

XL Group PLC, Series E,
6.500%, due 04/15/17[3,4]	25,000	23,594

Yankee Holdings Corp.,
10.250%, due 02/15/16[1,6]	55,000	56,650

24

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011
(unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—(concluded)
Yonkers Racing Corp.,
11.375%, due 07/15/16[1]		$225,000	$247,781

Total United States corporate bonds			29,414,401

Venezuela—0.66%
Petroleos de Venezuela SA,
8.500%, due 11/02/17[1]		2,000,000	1,425,000

Total corporate bonds (cost—$61,912,402)			67,842,630

Asset-backed securities—2.78%

United Kingdom—1.75%
Chester Asset Receivables Dealings,
Series 2004-C1, Class C,
2.177%, due 09/15/13[3,5]	EUR	2,610,000	3,746,586

United States—1.03%
Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.394%, due 08/25/35[3]		$93,113	89,156

Bear Stearns Asset Backed Securities Trust,
Series 2006-SD2, Class A2,
0.394%, due 06/25/36[3]		418,111	411,419

Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class A2A,
0.344%, due 08/25/36[3]		1,286,614	909,140

Harley-Davidson Motorcycle Trust,
Series 2007-1, Class C,
5.540%, due 04/15/15		450,000	457,044

Nomura Asset Acceptance Corp.,
Series 2006-S4, Class A1,
0.364%, due 08/25/36[3]		364,579	118,437

Popular ABS Mortgage Pass-Through Trust,
Series 2006-E, Class A1,
0.284%, due 01/25/37[3]		8,249	8,224

25

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011
(unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Asset-backed securities—(concluded)

United States—(concluded)
Residential Asset Securities Corp.,
Series 2005-KS11, Class AI3,
0.394%, due 12/25/35[3]		$25,838	$25,421

Soundview Home Equity Loan Trust,
Series 2005-OPT1, Class 2A4,
0.494%, due 06/25/35[3]		209,366	196,817

Total United States asset-backed securities			2,215,658

Total asset-backed securities (cost—$5,634,468)			5,962,244

Collateralized debt obligations—3.65%

Cayman Islands—3.22%
Atrium CDO Corp.,
Series 5A, Class A2B,
0.580%, due 07/20/20[1,2,3,7]		2,000,000	1,745,000

BlueMountain CLO Ltd.,
Series 2005-1A, Class A2,
0.631%, due 11/15/17[1,2,3,7]		2,000,000	1,853,000

GSC Partners CDO Fund Ltd.,
Series 2003-4A, Class B,
2.208%, due 12/16/15[1,2,3,7]		1,000,000	945,000

Mountain View Funding CLO,
Series 2007-3A, Class A2,
0.616%, due 04/16/21[1,2,3,7]		2,500,000	2,150,000

Sargas CLO Ltd.,
Series 2006-1A, Class A2,
0.524%, due 10/20/18[1,2,3,7]		220,877	216,460

Total Cayman Islands collateralized debt obligations			6,909,460

Netherlands—0.43%
Jubilee CDO BV,
Series III X, Class A2,
2.438%, due 04/20/17[2,3]	EUR	700,000	926,903

Total collateralized debt obligations (cost—$5,530,529)			7,836,363

26

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011
(unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Commercial mortgage-backed securities—8.82%

United States—8.82%
Banc of America Commercial Mortgage, Inc.,
Series 2007-2, Class AM,
5.658%, due 04/10/49[3]	$2,950,000	$2,933,040

Series 2007-4, Class AM,
5.808%, due 02/10/51[3]	1,763,000	1,781,908

Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class AM,
5.698%, due 12/10/49[3]	4,950,000	5,098,039

GE Capital Commercial Mortgage Corp.,
Series 2007-C1, Class AM,
5.606%, due 12/10/49[3]	3,050,000	2,933,596

Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class AM,
5.475%, due 03/10/39	1,300,000	1,308,972

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB17, Class AM,
5.464%, due 12/12/43	3,025,000	3,075,381

Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.807%, due 08/12/45[1,3]	1,750,000	1,819,609

Total commercial mortgage-backed securities (cost—$13,526,034)		18,950,545

Mortgage & agency debt securities—1.96%

United States—1.96%
Credit Suisse Mortgage Capital Certificates,
Series 2006-4, Class CB1,
5.489%, due 05/25/36[3]	625,019	28,314

Harborview Mortgage Loan Trust,
Series 2005-3, Class 2A1A,
0.437%, due 06/19/35[3]	204,174	140,494

JPMorgan Alternative Loan Trust,
Series 2006-A5, Class 2A6,
5.800%, due 10/25/36[3]	6,492,000	2,890,251

27

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011
(unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)

United States—(concluded)
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-8, Class 4A3,
5.465%, due 09/25/36[3]	$1,500,000	$1,148,958

WaMu Mortgage Pass-Through Certificates,
Series 2006-AR10, Class LB1,
3.939%, due 09/25/36[2,3]	603,655	4,228

Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR12, Class 2B1,
5.886%, due 09/25/36[3]	187,750	1,878

Series 2006-18, Class B1,
6.000%, due 12/26/36	2,683,055	27

Total mortgage & agency debt securities (cost—$10,716,570)		4,214,150

Municipal bond—0.16%

State of California General Obligation Bonds
7.300%, due 10/01/39 (cost—$302,469)	300,000	344,196

US government obligations—8.06%

US Treasury Bonds,
4.750%, due 02/15/41	500,000	545,859

PO, 5.027%, due 02/15/41[9]	11,000,000	2,855,479

8.000%, due 11/15/21	725,000	1,044,680

US Treasury Inflation Indexed Bonds (TIPS),
2.125%, due 02/15/41[10]	1,530,660	1,645,221

US Treasury Notes,
0.625%, due 02/28/13	9,350,000	9,388,354

2.000%, due 04/30/16	1,310,000	1,331,589

3.125%, due 05/15/21	515,000	518,301

Total US government obligations (cost—$17,045,534)		17,329,483

Non-US government obligations—31.71%

Argentina—3.93%
Republic of Argentina,
0.000%, due 12/15/35[11]	100,825	16,536

0.467%, due 08/03/12[3]	24,520,000	5,958,360

7.000%, due 09/12/13	2,260,000	2,333,450

28

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011
(unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Non-US government obligations—(continued)

Argentina—(concluded)
Republic of Argentina,
7.000%, due 04/17/17		$100,000	$91,250

8.280%, due 12/31/33		44,204	37,794

Series 1, 8.750%, due 06/02/17		9,432	9,762

			8,447,152

Austria—1.11%
Republic of Austria,
3.500%, due 09/15/21[1]	EUR	1,000,000	1,445,144

3.800%, due 10/20/13[1]		630,000	946,108

			2,391,252

Brazil—1.58%
Notas do Tesouro Nacional, Series B,
6.000%, due 05/15/45[10]	BRL	2,530,000	3,395,994

Chile—1.97%
Bonos de la Tesoreria de la Republica,
3.000%, due 07/01/17[10]	CLP	1,941,073,980	4,240,744

France—0.35%
Government of France,
4.000%, due 04/25/55	EUR	515,000	739,862

Germany—7.52%
Bundesrepublik Deutschland,
2.250%, due 09/04/20		1,450,000	1,970,257

3.750%, due 01/04/19		840,000	1,289,776

4.000%, due 01/04/37		820,000	1,255,716

4.750%, due 07/04/28		930,000	1,539,840

Bundesschatzanweisungen,
1.000%, due 03/16/12		3,340,000	4,795,347

Kreditanstalt fuer Wiederaufbau,
3.875%, due 07/04/13		1,000,000	1,498,808

4.625%, due 10/12/12		1,810,000	2,707,337

Landwirtschaftliche Rentenbank,
3.250%, due 03/12/14		750,000	1,108,352

			16,165,433

29

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011
(unaudited)

	Face
Security description	amount		Value

Bonds—(continued)

Non-US government obligations—(continued)

Greece—0.54%
Hellenic Republic,
2.900%, due 07/25/25[10]	EUR	2,009,706	$1,156,867

Indonesia—0.73%
Government of Indonesia,
9.500%, due 07/15/31	IDR	12,450,000,000	1,568,739

Italy—1.90%
Buoni Poliennali Del Tesoro,
4.000%, due 02/01/37	EUR	2,320,000	2,717,111

6.500%, due 11/01/27		830,000	1,357,830

			4,074,941

Mexico—1.00%
Mexican Udibonos,
4.000%, due 06/13/19[10]	MXN	5,000,000	2,139,946

Poland—1.98%
Government of Poland,
5.750%, due 04/25/14	PLN	11,500,000	4,254,028

South Africa—2.17%
Republic of South Africa,
5.500%, due 12/07/23[10]	ZAR	24,160,111	4,661,243

Spain—1.02%
Government of Spain,
3.900%, due 10/31/12	EUR	180,000	261,597

4.200%, due 01/31/37		521,000	585,944

6.150%, due 01/31/13		900,000	1,350,560

			2,198,101

United Kingdom—3.08%
UK Gilts,
2.000%, due 01/22/16	GBP	2,235,000	3,649,846

3.750%, due 09/07/19		1,190,000	2,047,088

4.250%, due 12/07/49		545,000	927,384

			6,624,318

30

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011
(unaudited)

	Face
Security description	amount		Value

Bonds—(concluded)

Non-US government obligations—(concluded)

Venezuela—2.83%
Republic of Venezuela,
7.750%, due 10/13/19[5]		$1,000,000	$683,500

8.250%, due 10/13/24[5]		3,500,000	2,240,000

9.250%, due 05/07/28[5]		2,800,000	1,897,000

9.375%, due 01/13/34		1,850,000	1,264,475

			6,084,975

Total Non-US government obligations (cost—$66,665,438)			68,143,595

Supranational bond—1.12%

European Investment Bank,
5.375%, due 10/15/12 (cost—$2,281,179)	EUR	1,600,000	2,415,489

Structured note—2.15%

Sri Lanka—2.15%
Hong Kong & Shanghai Bank,
7.310%, due 08/19/11[9]
(linked to Sri Lanka Government Bond,
7.310%, due 08/19/11) (cost—$4,527,468)		$4,600,000	4,626,864

Total bonds (cost—$188,142,091)			197,665,559

	Shares

Short-term investment—3.96%

Investment company—3.96%
UBS Cash Management Prime Relationship Fund[12]
(cost—$8,515,085)		8,515,085	8,515,085

	Number of
	contracts

Options purchased—0.70%

Call options—0.13%
10 Year US Treasury Notes,
strike @ USD 123.00,
expires July 2011*		317	282,328

31

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011
(unaudited)

	Number of
Security description	contracts		Value

Options purchased—(continued)

Put options—0.12%
90 Day Euro-Dollar Time Deposit,
strike @ USD 99.63,
expires June 2011*		640	$4,000

90 Day Euro-Dollar Time Deposit,
strike @ USD 98.50,
expires September 2011*		486	3,038

90 Day Euro-Dollar Time Deposit,
strike @ USD 98.25,
expires December 2011*		243	3,037

90 Day Euro-Dollar Time Deposit,
strike @ USD 98.00,
expires December 2012*		200	95,000

1 Year Euro-Dollar Future Mid Curve,
strike @ USD 98.50,
expires September 2011*		486	39,488

1 Year Euro-Dollar Future Mid Curve,
strike @ USD 98.25,
expires December 2011*		243	65,306

10 Year US Treasury Notes,
strike @ USD 119.00,
expires July 2011*		265	45,547

			537,744

	Face amount
	covered by
	contracts

Call options—0.05%
Foreign Exchange Option, Buy EUR/TRY,
strike @ TRY 2.31,
expires January 2012*	EUR	416,000	32,801

Foreign Exchange Option, Buy USD/MXN,
strike @ MXN 12.23,
expires June 2011*		$750,000	25

32

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011
(unaudited)

	Face amount
	covered by
Security description	contracts		Value

Options purchased—(continued)

Call options—(concluded)
Foreign Exchange Option, Buy USD/ILS,
strike @ ILS 3.50,
expires August 2011*		$4,740,000	$55,507

Foreign Exchange Option, Buy USD/ILS,
strike @ ILS 3.55,
expires August 2011*		3,790,000	26,262

Put options—0.20%
Foreign Exchange Option, Buy EUR/HUF,
strike @ HUF 275.00,
expires June 2011*	EUR	2,550,000	6,369

Foreign Exchange Option, Buy EUR/TRY,
strike @ TRY 2.31,
expires January 2012*		416,000	14,041

Foreign Exchange Option, Buy USD/BRL,
strike @ BRL 1.70,
expires June 2011*		$1,240,000	1,056

Foreign Exchange Option, Buy USD/ILS,
strike @ ILS 3.50,
expires August 2011*		4,740,000	112,952

Foreign Exchange Option, Buy USD/ILS,
strike @ ILS 3.55,
expires August 2011*		3,790,000	133,703

Foreign Exchange Option, Buy USD/KRW,
strike @ KRW 1,115.00,
expires June 2011*		2,560,000	2,479

Foreign Exchange Option, Buy USD/KRW,
strike @ KRW 1,090.00,
expires August 2011*		1,810,000	46,789

Foreign Exchange Option, Buy USD/RUB,
strike @ RUB 29.00,
expires June 2011*		2,040,000	2,623

Foreign Exchange Option, Buy USD/RUB,
strike @ RUB 29.00,
expires June 2011*		1,020,000	1,312

33

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011
(unaudited)

	Face amount
	covered by
Security description	contracts	Value

Options purchased—(concluded)

Put options—(concluded)
Foreign Exchange Option, Buy USD/TRY,
strike @ TRY 1.53,
expires June 2011*	$5,440,000	$633

Foreign Exchange Option, Buy USD/TWD,
strike @ TWD 28.45,
expires August 2011*	3,070,000	31,423

Foreign Exchange Option, Buy USD/ZAR,
strike @ ZAR 6.90,
expires August 2011*	2,000,000	34,827

		502,802

	Notional
	amount

Options purchased on interest rate swaps—0.20%
Expiring 06/08/13. If option exercised
the Fund pays semi-annually 1.990%
and receives quarterly floating 3 month
USD LIBOR. Underlying interest rate swap
terminating 06/10/13. European style.
Counterparty: Deutsche Bank AG*	$50,000,000	0

Expiring 11/02/15. If option exercised
the Fund pays semi-annually 6.000%
and receives quarterly floating 3 month
USD LIBOR. Underlying interest rate swap
terminating 11/04/25. European style.
Counterparty: Deutsche Bank AG*	14,000,000	467,257

		467,257

Total options purchased (cost—$3,089,386)		1,507,803

Total investments—96.64% (cost—$199,746,562)		207,688,447

Cash and other assets, less liabilities—3.36%		7,219,198

Net assets—100.00%		$214,907,645

34

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011
(unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$20,972,523

Gross unrealized depreciation	(13,030,638)

Net unrealized appreciation of investments	$7,941,885

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 50.
*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2011, the value of these securities amounted to $20,393,650 or 9.49% of net assets.
[2]	Security is illiquid. At May 31, 2011, the value of these securities amounted to $16,348,550 or 7.61% of net assets.
[3]	Variable or floating rate security—The interest rate shown is the current rate as of May 31, 2011 and changes periodically.
[4]	Perpetual bond security. The maturity date reflects the next call date.
[5]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At May 31, 2011, the value of these securities amounted to $16,509,586 or 7.68% of net assets.
[6]	PIK—Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

35

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011
(unaudited)

[7]	These securities, which represent 3.22% of net assets as of May 31, 2011, are considered restricted. (See restricted securities table below for more information.)

			Acquisition		05/31/11
			cost as a		Value as a
	Acquisition	Acquisition	percentage	Value	percentage of
Restricted securities	date	cost	of net assets	05/31/11	net assets

Atrium CDO Corp.,
Series 5A, Class A2B,
0.580%, due 07/20/20	11/17/08	$1,040,200	0.48%	$1,745,000	0.81%

BlueMountain CLO Ltd.,
Series 2005-1A, Class A2,
0.631%, due 11/15/17	11/12/08	1,130,000	0.52	1,853,000	0.86

GSC Partners CDO Fund Ltd.,
Series 2003-4A, Class B,
2.208%, due 12/16/15	12/17/10	3,644,000	1.70	945,000	0.44

Mountain View Funding CLO,
Series 2007-3A, Class A2,
0.616%, due 04/16/21	10/30/08	1,362,500	0.63	2,150,000	1.00

Sargas CLO Ltd.,
Series 2006-1A, Class A2,
0.524%, due 10/20/18	06/17/09	1,221,371	0.57	216,460	0.10

Washington Mutual
Preferred Funding LLC,
9.750%, due 12/15/17	10/19/07	1,025,000	0.48	20,000	0.01

		$9,423,071	4.38%	$6,929,460	3.22%

[8]	Security is in default.
[9]	Rate shown reflects annualized yield at May 31, 2011 on zero coupon bond.
[10]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers’ country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

36

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011
(unaudited)

[11]	Floating rate determined annually based on the Argentina GDP.
[12]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	11/30/10	05/31/11	05/31/11	05/31/11	05/31/11

UBS Cash Management
Prime Relationship Fund	$14,933,565	$68,543,296	$74,961,776	$8,515,085	$7,763

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

Barclays Bank PLC	EUR	7,785,000	JPY	887,347,535	06/03/11	$(316,732)

Barclays Bank PLC	EUR	5,202,544	USD	7,465,000	06/03/11	(21,807)

Barclays Bank PLC	JPY	907,232,760	EUR	7,785,000	06/03/11	72,771

Barclays Bank PLC	NOK	39,075,739	GBP	4,320,000	06/03/11	(150,079)

Barclays Bank PLC	USD	7,467,500	SEK	47,698,850	06/03/11	261,029

Citigroup Global Markets Ltd.	BRL	2,423,000	EUR	1,012,452	11/03/11	(36,844)

Citigroup Global Markets Ltd.	COP	8,035,000,000	USD	4,262,599	06/01/11	(191,392)

Credit Suisse First Boston	BRL	7,500,000	USD	4,573,171	09/06/11	(83,983)

Credit Suisse First Boston	CLP	1,885,000,000	USD	3,963,165	09/14/11	(41,539)

Credit Suisse First Boston	CZK	20,884,000	USD	1,207,957	06/16/11	(15,168)

Credit Suisse First Boston	EUR	1,012,452	BRL	2,414,698	11/03/11	31,747

Credit Suisse First Boston	IDR	45,982,858,000	USD	5,243,199	06/09/11	(137,163)

Credit Suisse First Boston	ILS	15,391,000	USD	4,421,837	08/18/11	(41,420)

Credit Suisse First Boston	KRW	2,521,580,000	USD	2,223,616	06/09/11	(111,809)

Credit Suisse First Boston	KRW	325,122,000	USD	295,711	06/16/11	(5,253)

Credit Suisse First Boston	MXN	85,970,000	USD	7,023,406	06/09/11	(409,045)

Credit Suisse First Boston	MXN	7,030,000	USD	606,372	06/14/11	(1,068)

Credit Suisse First Boston	MYR	1,826,000	USD	615,125	06/09/11	8,905

Credit Suisse First Boston	MYR	24,220,000	USD	7,910,896	06/09/11	(129,986)

Credit Suisse First Boston	PLN	12,000,000	USD	4,247,487	09/14/11	(83,563)

37

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011
(unaudited)

Forward foreign currency contracts (continued)

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

Credit Suisse First Boston	RUB	7,180,000	USD	255,017	06/17/11	$(1,255)

Credit Suisse First Boston	SEK	6,560,000	USD	1,086,452	06/03/11	23,552

Credit Suisse First Boston	TRY	16,620,130	USD	10,371,376	06/09/11	(29,843)

Credit Suisse First Boston	TRY	3,122,000	USD	2,038,026	06/16/11	86,604

Credit Suisse First Boston	TRY	70,000	USD	41,568	01/31/12	(373)

Credit Suisse First Boston	TWD	58,258,000	USD	2,046,654	08/16/11	11,972

Credit Suisse First Boston	USD	8,463,295	BRL	14,434,150	06/09/11	670,758

Credit Suisse First Boston	USD	4,006,376	CLP	1,885,000,000	06/09/11	45,299

Credit Suisse First Boston	USD	600,115	CZK	10,378,000	06/16/11	7,699

Credit Suisse First Boston	USD	1,439,808	EUR	1,012,452	11/03/11	10,962

Credit Suisse First Boston	USD	965,944	IDR	8,515,760,000	06/09/11	30,468

Credit Suisse First Boston	USD	5,189,060	IDR	45,982,858,000	09/09/11	101,819

Credit Suisse First Boston	USD	648,851	INR	29,418,890	06/09/11	3,459

Credit Suisse First Boston	USD	5,031,795	MXN	61,262,110	06/09/11	264,559

Credit Suisse First Boston	USD	6,334	MXN	74,000	06/14/11	60

Credit Suisse First Boston	USD	4,287,245	PLN	12,000,000	06/09/11	83,492

Credit Suisse First Boston	USD	153,008	RUB	4,309,000	06/17/11	791

Credit Suisse First Boston	USD	2,285,131	TRY	3,584,000	06/16/11	(44,934)

Credit Suisse First Boston	USD	10,197,024	TRY	16,620,130	09/14/11	24,319

Deutsche Bank AG	HUF	12,512,000	USD	63,211	06/09/11	(4,265)

Deutsche Bank AG	MXN	7,320,000	USD	631,677	06/16/11	(682)

Goldman Sachs International	EUR	14,272,137	CHF	18,020,000	06/03/11	589,443

Goldman Sachs International	INR	535,483,000	USD	11,812,994	06/09/11	(60,345)

Goldman Sachs International	MXN	24,707,890	USD	2,090,700	09/14/11	(26,021)

Goldman Sachs International	MYR	24,220,000	USD	7,933,700	09/14/11	(50,655)

Goldman Sachs International	PLN	12,000,000	USD	4,145,078	06/09/11	(225,660)

Goldman Sachs International	TRY	462,000	USD	301,965	06/16/11	13,189

Goldman Sachs International	TRY	70,000	USD	41,521	01/31/12	(420)

Goldman Sachs International	USD	4,206,950	IDR	37,467,098,000	06/09/11	177,000

Goldman Sachs International	USD	11,079,431	INR	506,064,110	06/09/11	141,598

Goldman Sachs International	USD	11,651,066	INR	535,483,000	09/14/11	36,203

Goldman Sachs International	USD	2,109,262	MXN	24,707,890	06/09/11	26,835

Goldman Sachs International	USD	600,287	MXN	6,956,000	06/14/11	759

38

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011
(unaudited)

Forward foreign currency contracts (continued)

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

Goldman Sachs International	USD	7,961,867	MYR	24,220,000	06/09/11	$79,015

Goldman Sachs International	USD	10,344,265	TRY	16,620,130	06/09/11	56,954

Goldman Sachs International	USD	41,379	TRY	70,000	01/31/12	562

Goldman Sachs International	USD	6,903,889	ZAR	48,606,140	06/09/11	225,228

HSBC Bank, PLC London	CAD	7,275,000	USD	7,440,172	09/01/11	(51,522)

HSBC Bank, PLC London	GBP	25,685,000	USD	41,476,010	06/03/11	(775,301)

HSBC Bank, PLC London	GBP	18,440,000	USD	30,265,867	09/01/11	(32,446)

HSBC Bank, PLC London	USD	7,435,325	CAD	7,270,261	06/03/11	68,479

HSBC Bank, PLC London	USD	30,299,874	GBP	18,439,980	06/03/11	33,524

JPMorgan Chase Bank	AUD	7,340,000	EUR	5,334,578	06/03/11	(159,396)

JPMorgan Chase Bank	CAD	7,270,261	USD	7,480,000	06/03/11	(23,804)

JPMorgan Chase Bank	CHF	3,398,405	AUD	3,670,000	06/03/11	(66,441)

JPMorgan Chase Bank	CLP	1,885,000,000	USD	3,935,282	06/09/11	(116,394)

JPMorgan Chase Bank	EUR	1,010,000	USD	1,418,241	06/03/11	(35,216)

JPMorgan Chase Bank	EUR	1,525,000	USD	2,234,581	06/03/11	40,004

JPMorgan Chase Bank	EUR	2,420,000	USD	3,431,584	09/01/11	(42,705)

JPMorgan Chase Bank	GBP	1,510,000	EUR	1,712,241	06/03/11	(19,890)

JPMorgan Chase Bank	HUF	12,512,000	USD	66,667	09/14/11	32

JPMorgan Chase Bank	JPY	163,380,625	USD	2,017,717	06/03/11	13,286

JPMorgan Chase Bank	NOK	65,639,325	USD	11,984,102	06/03/11	(205,166)

JPMorgan Chase Bank	USD	537,992	CHF	460,352	06/03/11	1,760

JPMorgan Chase Bank	USD	946,378	EUR	640,000	06/03/11	(25,375)

JPMorgan Chase Bank	USD	3,436,507	EUR	2,417,862	06/03/11	42,957

JPMorgan Chase Bank	USD	5,068,180	GBP	3,125,000	06/03/11	72,383

JPMorgan Chase Bank	USD	67,450	HUF	12,512,000	06/09/11	26

JPMorgan Chase Bank	USD	3,920,597	IDR	34,168,000,000	06/09/11	77,333

JPMorgan Chase Bank	USD	2,017,957	JPY	163,400,000	09/01/11	(12,476)

JPMorgan Chase Bank	USD	2,304,918	KRW	2,521,580,000	06/09/11	30,507

JPMorgan Chase Bank	USD	11,984,226	NOK	65,640,000	09/01/11	131,133

JPMorgan Chase Bank	USD	21,369,018	SEK	137,890,000	06/03/11	972,963

JPMorgan Chase Bank	USD	41,516	TRY	70,000	01/31/12	425

Morgan Stanley & Co. Inc.	EUR	6,955,000	CHF	8,843,053	06/03/11	359,550

Morgan Stanley & Co. Inc.	EUR	1,510,000	GBP	1,310,020	06/03/11	(18,034)

39

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011
(unaudited)

Forward foreign currency contracts (concluded)

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

Morgan Stanley & Co. Inc.	EUR	1,515,000	USD	2,113,964	06/03/11	$(66,222)

Morgan Stanley & Co. Inc.	JPY	1,173,234,150	USD	14,355,000	06/03/11	(38,795)

Morgan Stanley & Co. Inc.	NOK	20,554,936	AUD	3,670,000	06/03/11	101,038

Morgan Stanley & Co. Inc.	SEK	179,028,850	USD	28,564,909	06/03/11	(442,700)

Morgan Stanley & Co. Inc.	USD	16,365,181	JPY	1,356,500,000	06/03/11	277,007

Morgan Stanley & Co. Inc.	USD	603,836	MYR	1,826,000	06/09/11	2,384

Morgan Stanley & Co. Inc.	USD	28,430,529	SEK	179,030,000	09/01/11	428,452

Royal Bank of Scotland	CHF	23,925,000	USD	25,455,377	06/03/11	(2,596,087)

State Street Bank & Trust	EUR	825,000	USD	1,170,923	06/03/11	(16,307)

State Street Bank & Trust	USD	30,985,070	EUR	22,710,000	06/03/11	1,696,134

State Street Bank & Trust	USD	21,971,796	NOK	125,270,000	06/03/11	1,290,930

Net unrealized appreciation on forward foreign currency contracts						$1,761,777

Futures contracts

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:
US Ultra Bond Futures, 201
contracts (USD)	September 2011	$25,865,670	$25,941,563	$75,893

2 Year US Treasury Notes,
951 contracts (USD)	September 2011	208,136,792	208,447,313	310,521

US Treasury futures sell contracts:
10 Year US Treasury Notes,
91 contracts (USD)	September 2011	(11,123,403)	(11,157,453)	(34,050)

Interest rate futures buy contracts:
3 Month Euro Euribor,
152 contracts (EUR)	September 2011	53,800,109	53,758,876	(41,233)

90 Day Euro-Dollar Futures,
413 contracts (USD)	March 2015	99,079,264	99,853,075	773,811

40

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011
(unaudited)

Futures contracts (concluded)

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

Interest rate futures sell contracts:
90 Day Euro-Dollar Futures,
209 contracts (USD)	September 2011	$(51,982,794)	$(52,077,575)	$(94,781)

90 Day Euro-Dollar Futures,
413 contracts (USD)	March 2013	(101,075,092)	(101,856,125)	(781,033)

3 Month Canadian Bankers’
Acceptance Futures,
105 contracts (CAD)	December 2011	(26,663,226)	(26,682,149)	(18,923)

Japanese 10 Year Bond,
6 contracts (JPY)	June 2011	(10,215,479)	(10,351,859)	(136,380)

Net unrealized appreciation on
futures contracts				$53,825

Options written

	Expiration	Premiums
	date	received	Value

Put options
90 Day Euro-Dollar Time Deposit, 640 contracts,
strike @ USD 99.63	June 2011	$21,760	$(4,000)

90 Day Euro-Dollar Time Deposit, 486 contracts,
strike @ USD 99.50	September 2011	265,599	(36,450)

90 Day Euro-Dollar Time Deposit, 243 contracts,
strike @ USD 99.25	December 2011	147,987	(24,300)

90 Day Euro-Dollar Time Deposit, 200 contracts,
strike @ USD 96.00	December 2012	89,300	(21,250)

Euro-FO, 486 contracts, strike @ USD 97.50	September 2011	210,924	(3,037)

Euro-FO, 243 contracts, strike @ USD 97.25	December 2011	151,024	(12,150)

Foreign Exchange Option, Sell USD/KRW,
$2,000,000 face amount covered by contract,
strike @ KRW 1,150.00	August 2011	20,560	(12,971)

Foreign Exchange Option, Sell USD/ZAR,
$1,810,000 face amount covered by contract,
strike @ ZAR 7.30	August 2011	22,933	(18,386)

41

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011
(unaudited)

Options written (concluded)

	Expiration	Premiums
	date	received	Value

Options written on interest rate swaps
If option exercised the Fund pays semi-annually 8.760%
and receives quarterly floating 3 month USD LIBOR.
Underlying interest rate swap terminating 11/04/25.
European style. Counterparty: Deutsche Bank AG,
Notional Amount USD 14,000,000	November 2015	$166,600	$(96,336)

If option exercised the Fund pays semi-annually 1.550%
and receives quarterly floating 3 month USD LIBOR.
Underlying interest rate swap terminating 06/10/12.
European style. Counterparty: Merrill Lynch International,
Notional Amount USD 98,500,000.	June 2011	410,006	0

If option exercised the Fund pays semi-annually 7.250%
and receives quarterly floating 3 month USD LIBOR.
Underlying interest rate swap terminating 11/04/25.
European style. Counterparty: Deutsche Bank AG,
Notional Amount USD 14,000,000	November 2015	257,600	(235,215)

Total options written		$1,764,293	$(464,095)

Written option activity for the period ended May 31, 2011 for Strategic Global Income Fund, Inc. was as follows:

		Amount of
	Number of	premiums
	contracts	received

Options outstanding at November 30, 2010	1,950	$553,813

Options written	7,084	1,509,628

Options terminated in closing purchase transactions	(6,736)	(1,176,847)

Options expired prior to exercise	—	—

Options outstanding at May 31, 2011	2,298	$886,594

Swaption and foreign exchange option activity for the period ended May 31, 2011 for Strategic Global Income Fund, Inc. was as follows:

Swaptions & foreign exchange options outstanding at November 30, 2010	$905,487

Swaptions & foreign exchange options written	98,841

Swaptions & foreign exchange options terminated in closing purchase transactions	(126,629)

Swaptions & foreign exchange options expired prior to exercise	—

Swaptions & foreign exchange options outstanding at May 31, 2011	$877,699

42

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

Currency swap agreements

Counterparty—Deutsche Bank AG

							Upfront
							payments		Unrealized
Pay	Pay	Receive	Receive	Termination	Pay	Receive	(made)/		appreciation/
currency	contracts	currency	contracts	date	rate[1]	rate[1]	received	Value	(depreciation)

EUR	15,642,050	USD	21,500,000	03/16/20	1.1730%[2]	0.3095%[3]	$—	$(974,884)	$(974,884)

USD	21,500,000	EUR	15,642,050	03/16/40	0.3095 [3]	1.1730 [2]	—	910,069	910,069

CAD	21,865,500	USD	22,405,472	03/16/40	1.2914 [4]	0.3095 [3]	(1,014,844)	(130,985)	(1,145,829)

							$(1,014,844)	$(195,800)	$(1,210,644)

Counterparty—Merrill Lynch International

							Upfront
							payments
Pay	Pay	Receive	Receive	Termination	Pay	Receive	(made)/		Unrealized
currency	contracts	currency	contracts	date	rate[1]	rate[1]	received	Value	appreciation

USD	22,405,472	CAD	21,865,500	03/16/20	0.3095%[3]	1.2914%[4]	$1,014,844	$213,959	$1,228,803

[1]	Payments made or received are based on the notional amount.
[2]	Rate based on 3 month EURIBOR.
[3]	Rate based on 3 month USD LIBOR.
[4]	Rate based on 3 month Canadian Bankers’ Acceptance Rate.

Interest rate swap agreements

				Payments	Payments	Upfront
				made	received	payments		Unrealized
	Notional		Termination	by the	by the	(made)/		appreciation/
Counterparty	amount		date	Fund[1]	Fund[1]	received	Value	(depreciation)

Citigroup Global Markets Ltd.	USD	42,400,000	11/24/18	0.1948%[2]	0.2575%[3]	$—	$93,364	$93,364

Citigroup Global Markets Ltd.	USD	13,768,000	02/15/36	4.6680	0.2608 [3]	—	(1,926,973)	(1,926,973)

Credit Suisse International	EUR	43,590,000	04/13/15	1.6120[6]	2.4430	(1,390,236)	(180,027)	(1,570,263)

Credit Suisse International	EUR	21,000,000	04/13/20	3.3300	1.6120 [6]	1,010,735	(257,007)	753,728

Deutsche Bank AG	AUD	8,570,000	09/21/19	4.9600[4]	5.9700	35,100	189,750	224,850

43

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

Interest rate swap agreements (continued)

				Payments		Payments		Upfront
				made		received		payments		Unrealized
	Notional		Termination	by the		by the		(made)/		appreciation/
Counterparty	amount		date	Fund[1]		Fund[1]		received	Value	(depreciation)

Deutsche Bank AG	AUD	15,220,000	02/11/21	—%[10]		6.5850%		$—	$248,546	$248,546

Deutsche Bank AG	AUD	4,580,000	09/21/39	5.6200		4.9600	[4]	(64,326)	(76,256)	(140,582)

Deutsche Bank AG	CAD	13,100,000	10/03/13	—	[11]	1.8750		—	(19,763)	(19,763)

Deutsche Bank AG	CAD	11,700,000	10/03/16	2.4850		—	[11]	—	88,564	88,564

Deutsche Bank AG	CAD	3,250,000	10/03/21	—	[11]	3.2600		—	(59,573)	(59,573)

Deutsche Bank AG	EUR	3,650,000	03/15/16	1.4890	[6]	2.9300		—	64,111	64,111

Deutsche Bank AG	GBP	36,460,000	04/13/15	2.9375		—	[7]	330,182	(1,743,271)	(1,413,089)

Deutsche Bank AG	GBP	17,000,000	04/13/20	—	[7]	3.8660		(66,943)	1,281,702	1,214,759

Deutsche Bank AG	KRW	17,855,000,000	01/26/21	4.8100		—	[8]	—	(288,556)	(288,556)

Deutsche Bank AG	USD	240,800,000	06/30/13	0.8150		—	[12]	—	(243,139)	(243,139)

Deutsche Bank AG	USD	8,958,000	02/15/36	4.5450		0.2608	[3]	—	(1,069,884)	(1,069,884)

JPMorgan Chase Bank	AUD	17,855,000	01/27/21	—	[10]	6.4650		—	217,878	217,878

JPMorgan Chase Bank	CAD	36,375,000	02/11/14	—	[11]	2.7750		—	444,986	444,986

JPMorgan Chase Bank	CAD	5,600,000	03/11/16	2.7950		1.2986	[5]	—	(113,577)	(113,577)

JPMorgan Chase Bank	CAD	32,620,000	02/11/17	3.5000		—	[11]	—	(1,070,686)	(1,070,686)

JPMorgan Chase Bank	CAD	9,200,000	02/11/22	—	[11]	4.1450		—	441,484	441,484

JPMorgan Chase Bank	EUR	10,090,000	12/17/15	1.2540	[6]	2.6375		—	65,105	65,105

JPMorgan Chase Bank	EUR	4,520,000	04/27/22	—	[13]	3.8650		—	151,206	151,206

JPMorgan Chase Bank	EUR	2,155,000	04/27/42	3.9190		—	[13]	—	(120,870)	(120,870)

JPMorgan Chase Bank	USD	13,030,000	12/08/15	1.8050		0.3095	[3]	5,194	(151,079)	(145,885)

JPMorgan Chase Bank	USD	42,300,000	11/24/18	0.1948	[2]	0.2575	[3]	—	78,104	78,104

JPMorgan Chase Bank	USD	13,240,000	12/08/20	0.3095	[3]	3.1250		—	271,243	271,243

JPMorgan Chase Bank	USD	3,260,000	12/08/40	3.9975		0.3095	[3]	—	(89,926)	(89,926)

Merrill Lynch International	AUD	1,080,000	02/15/21	—	[10]	6.6350		—	19,508	19,508

44

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

Interest rate swap agreements (continued)

				Payments		Payments		Upfront
				made		received		payments		Unrealized
	Notional		Termination	by the		by the		(made)/		appreciation/
Counterparty	amount		date	Fund[1]		Fund[1]		received	Value	(depreciation)

Merrill Lynch International	CAD	11,420,000	12/15/15	2.6770%		1.2907%[5]		$—	$(223,763)	$(223,763)

Merrill Lynch International	CAD	5,930,000	02/04/21	3.7250		1.3000	[5]	—	(267,072)	(267,072)

Merrill Lynch International	CAD	7,410,000	02/04/31	1.3000	[5]	4.3100		—	448,524	448,524

Merrill Lynch International	CAD	3,000,000	02/04/41	4.2075		1.3000	[5]	—	(199,783)	(199,783)

Merrill Lynch International	JPY	4,364,000,000	04/26/13	0.3456	[9]	0.4513		—	77,423	77,423

Merrill Lynch International	JPY	3,505,000,000	04/26/16	0.7063		0.3456	[9]	—	(312,412)	(312,412)

Merrill Lynch International	JPY	911,000,000	04/26/21	0.3456	[9]	1.3338		—	161,317	161,317

Merrill Lynch International	KRW	16,300,000,000	02/11/21	4.8400		—	[8]	—	(278,294)	(278,294)

Merrill Lynch International	USD	84,700,000	11/24/11	0.2575	[3]	0.1948	[2]	—	40,782	40,782

Merrill Lynch International	USD	14,250,000	10/05/13	1.1300		—	[12]	—	(69,756)	(69,756)

Merrill Lynch International	USD	39,100,000	02/15/14	2.2120		—	[12]	—	(799,401)	(799,401)

Merrill Lynch International	USD	11,300,000	10/05/16	—	[12]	2.1300		—	(10,384)	(10,384)

Merrill Lynch International	USD	31,570,000	02/15/17	—	[12]	3.4630		—	1,556,722	1,556,722

Merrill Lynch International	USD	3,100,000	10/05/21	2.9863		—	[12]	—	81,324	81,324

Merrill Lynch International	USD	8,990,000	02/15/22	4.2965		—	[12]	—	(654,635)	(654,635)

Morgan Stanley Dean Witter US	CAD	21,160,000	04/08/17	3.6000		—	[11]	—	(717,485)	(717,485)

Morgan Stanley Dean Witter US	CAD	11,970,000	04/08/22	—	[11]	4.2300		—	602,058	602,058

								$(140,294)	$(4,319,871)	$(4,460,165)

[1]	Payments made or received are based on the notional amount.
[2]	Rate based on 1 month LIBOR (USD BBA).
[3]	Rate based on 3 month LIBOR (USD BBA).

45

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

Interest rate swap agreements (concluded)

[4]	Rate based on 6 month BBSW.
[5]	Rate based on 3 month Canadian Bankers’ Acceptance Rate.
[6]	Rate based on 6 month EURIBOR.
[7]	Rate based on 6 month LIBOR (GBP BBA). This is a forward starting trade and, as such, a floating rate has not been assigned as of May 31, 2011.
[8]	Rate based on 3 month KRW Certificate of deposit. This is a forward starting trade and, as such, a floating rate has not been assigned as of May 31, 2011.
[9]	Rate based on 6 month LIBOR (JPY BBA).
[10]	Rate based on 6 month BBSW. This is a forward starting trade and, as such, a floating rate has not been assigned as of May 31, 2011.
[11]	Rate based on 3 month Canadian Bankers’ Acceptance Rate. This is a forward starting trade and, as such, a floating rate has not been assigned as of May 31, 2011.
[12]	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not been assigned as of May 31, 2011.
[13]	Rate based on 6 month EURIBOR. This is a forward starting trade and, as such, a floating rate has not been assigned as of May 31, 2011.

Credit default swaps on sovereign issues—buy protection1

			Payments	Payments
			made	received	Upfront
	Notional	Termination	by the	by the	payments		Unrealized
Counterparty	amount	date	Fund[2]	Fund[3]	made	Value	appreciation

Deutsche Bank AG	USD 4,350,000	09/20/20	5.000%	—	$(1,098,399)	$1,189,084	$90,685

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Venezuela 9.250% bond, due 09/15/27.
[3]	Payments received are based on the notional amount.

46

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

Credit default swaps on sovereign issues—sell protection1

			Payments	Payments
			made	received	Upfront		Unrealized
	Notional	Termination	by the	by the	payments		appreciation/	Credit
Counterparty	amount	date	Fund	Fund[2]	(made)	Value	depreciation	spread[3]

Credit Suisse International	USD 4,000,000	05/20/12	— [4]	3.3000%	$—	$90,084	$90,084	1.1050%

Morgan Stanley	USD 2,300,000	03/20/12	— [5]	5.0000	(49,899)	63,107	13,208	2.8253

Morgan Stanley	USD 10,500,000	03/20/16	— [6]	1.0000	(128,514)	106,261	(22,253)	0.8240

					$(178,413)	$259,452	$81,039

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments received are based on the notional amount.
[3]	Credit spreads represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occuring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Development Bank of Kazakhstan 7.375% bond, due 11/12/13.
[5]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Argentinian Government 8.280% bond, due 12/31/33.
[6]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Government of Japan 2.000% bond, due 03/21/22.

47

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

Total return swap agreement

Counterparty—Merrill Lynch International

			Payments	Payments
			made	received	Upfront
Notional		Termination	by the	by the	payments		Unrealized
amount		date	Fund	Fund[1]	made[2]	Value	appreciation

BRL	3,627,000	08/15/12	—	—	$(4,666,144)	$4,738,635	$72,491

[1]	Payment is based on the interest payment of the underlying Brazilian Government 6.000% bond, due 08/15/12.
[2]	Payment made to fully fund swap.

The following is a summary of the inputs used as of May 31, 2011 in valuing the Fund’s investments:

Measurements at 05/31/11

	Unadjusted
	quoted prices in	Other
	active markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$59,334,671	$8,507,959	$67,842,630

Asset-backed securities	—	5,962,244	—	5,962,244

Collateralized debt obligations	—	—	7,836,363	7,836,363

Commercial mortgage-backed securities	—	18,950,545	—	18,950,545

Mortgage & agency

debt securities	—	4,214,150	—	4,214,150

Municipal bond	—	344,196	—	344,196

US government obligations	—	17,329,483	—	17,329,483

Non-US government obligations	—	68,143,595	—	68,143,595

Supranational bond	—	2,415,489	—	2,415,489

Structured note	—	4,626,864	—	4,626,864

Short-term investment	—	8,515,085	—	8,515,085

Options purchased	537,744	970,059	—	1,507,803

Other financial instruments[1]	(47,362)	3,284,328	—	3,236,966

Total	$490,382	$194,090,709	$16,344,322	$210,925,413

[1]	Other financial instruments include open futures contracts, swap agreements, options written and forward foreign currency contracts.

48

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

		Collateralized
	Corporate bonds	debt obligations	Total

Assets
Beginning balance	$7,506,180	$13,989,022	$21,495,202

Purchases	—	—	—

Issuances	—	—	—

Sales	—	(7,748,015)	(7,748,015)

Settlements	—	—	—

Accrued discounts (premiums)	—	5,077	5,077

Total realized gain (loss)	—	4,473,723	4,473,723

Net change in unrealized

appreciation/depreciation	1,001,779	(2,883,444)	(1,881,665)

Net transfers into Level 3	—	—	—

Net transfers out of Level 3	—	—	—

Ending balance	$8,507,959	$7,836,363	$16,344,322

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at May 31, 2011 was $1,152,188.

49

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

Portfolio acronyms
ABS	Asset Backed Security
BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
EURIBOR	Euro Interbank Offered Rate
FO	Federal Obligation
GDP	Gross Domestic Product
GE	General Electric
LIBOR	London Interbank Offered Rate
OJSC	Open joint stock company
PO	Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself. In the case of asset-backed securities, high prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.
REIT	Real estate investment trust
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Currency abbreviations
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CLP	Chilean Peso	NOK	Norwegian Krone
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	Great Britain Pound	TRY	Turkish Lira
HUF	Hungarian Forint	TWD	New Taiwan Dollar
IDR	Indonesian Rupiah	USD	United States Dollar
ILS	Israel New Shekel	ZAR	South African Rand
INR	Indian Rupee

See accompanying notes to financial statements

50

Strategic Global Income Fund, Inc.
Portfolio of investments—May 31, 2011 (unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$191,231,477)	$199,173,362

Investments in affiliated issuers, at value (cost—$8,515,085)	8,515,085

Total investments, at value (cost—$199,746,562)	207,688,447

Foreign currency, at value (cost—$1,362,405)	1,387,105

Cash	11,921

Interest receivable	2,183,187

Cash collateral for futures contracts	2,127,849

Outstanding swap agreements, at value[1]	13,934,900

Unrealized appreciation on forward foreign currency contracts	8,727,358

Other assets	16,756

Total assets	236,077,523

Liabilities:
Outstanding swap agreements, at value[1]	12,049,441

Unrealized depreciation on forward foreign currency contracts	6,965,581

Payable for investments purchased	995,390

Options written, at value (premiums received—$1,764,293)	464,095

Variation margin payable	308,934

Payable for investment advisory and administration fees	172,865

Director’s fees payable	9,502

Accrued expenses and other liabilities	204,070

Total liabilities	21,169,878

Net assets:
Capital stock—$0.001 par value;100,000,000 shares authorized;
18,258,828 shares issued and outstanding	$206,099,090

Distributions in excess of net investment income	(7,819,483)[2]

Accumulated net realized gain	9,704,569	[2]

Net unrealized appreciation	6,923,469

Net assets	$214,907,645

Net asset value per share	$11.77

[1]	Net upfront payments made by the Fund on outstanding swap agreements amounted to $6,083,250.
[2]	The actual sources of the Fund’s fiscal year 2011 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2011 fiscal year.

See accompanying notes to financial statements

51

Strategic Global Income Fund, Inc.
Statement of operations

For the six
months ended
May 31, 2011
(unaudited)

Investment income:
Interest income, net of foreign withholding taxes of $58,621
(includes $7,763 earned from affiliated entities)	$5,881,240

Expenses:
Investment advisory and administration fees	1,059,636

Custody and accounting fees	77,926

Professional fees	76,634

Reports and notices to shareholders	47,761

Directors’ fees	13,109

Listing fees	11,842

Transfer agency fees	9,504

Insurance expense	2,447

Other expenses	18,988

Total expenses	1,317,847

Less: Fee waivers by investment advisor and administrator	(52,983)

Net expenses	1,264,864

Net investment income	4,616,376

Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	2,422,120

Futures contracts	(1,026,353)

Options written	933,148

Swap agreements	1,396,334

Forward foreign currency contracts	5,055,654

Foreign currency transactions	274,606

Net change in unrealized appreciation/depreciation of:
Investments	5,408,296

Futures contracts	(110,465)

Options written	2,600,297

Swap agreements	(1,223,329)

Forward foreign currency contracts	(938,980)

Translation of other assets and liabilities denominated in foreign currency	305,229

Net realized and unrealized gain from investment activities	15,096,557

Net increase in net assets resulting from operations	$19,712,933

See accompanying notes to financial statements

52

Strategic Global Income Fund, Inc.
Statement of changes in net assets

	For the six
	months ended	For the
	May 31, 2011	year ended
	(unaudited)	November 30, 2010

From operations:
Net investment income	$4,616,376	$9,242,248

Net realized gain (loss) from:
Investments	2,422,120	7,034,596

Futures contracts	(1,026,353)	(1,894,226)

Options written	933,148	5,902,826

Swap agreements	1,396,334	3,051,607

Forward foreign currency contracts	5,055,654	6,281,594

Foreign currency transactions	274,606	(1,200,537)

Net change in unrealized appreciation/depreciation of:
Investments	5,408,296	(8,969,786)

Futures contracts	(110,465)	1,579,999

Options written	2,600,297	(1,106,131)

Swap agreements	(1,223,329)	(2,394,251)

Forward foreign currency contracts	(938,980)	2,026,675

Translation of other assets and liabilities denominated in foreign currency	305,229	(293,040)

Net increase in net assets resulting from operations	19,712,933	19,261,574

Dividends and distributions to shareholders from:
Net investment income	(16,635,618)[1]	(15,319,157)

Net realized gains	(9,386,864)[1]	(734,005)

Total dividends and distributions to shareholders	(26,022,482)	(16,053,162)

Net increase (decrease) in net assets	(6,309,549)	3,208,412

Net assets:
Beginning of period	221,217,194	218,008,782

End of period	$214,907,645	$221,217,194

Undistributed/(distributions in excess of) net investment income	$(7,819,483)[1]	$4,199,759

[1]	The actual sources of the Fund’s fiscal year 2011 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2011 fiscal year.

See accompanying notes to financial statements

53

Strategic Global Income Fund, Inc.
Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

For the six
months ended
May 31, 2011
(unaudited)

Net asset value, beginning of period	$12.12

Net investment income	0.25 [1]

Net realized and unrealized gains (losses)	0.82

Net increase (decrease) from operations	1.07

Dividends from net investment income	(0.91)[2]

Distributions from net realized gains	(0.51)[2]

Total dividends and distributions	(1.42)

Net asset value, end of period	$11.77

Market price, end of period	$11.30

Total net asset value return[3]	9.51%

Total market price return[4]	8.81%

Ratios to average net assets:
Expenses before fee waivers by advisor	1.24%[5]

Expenses after fee waivers by advisor	1.19%[5]

Net investment income	4.36%[5]

Supplemental data:
Net assets, end of period (000’s)	$214,908

Portfolio turnover rate	58%

[1]	Calculated using the average shares method.
[2]	The actual sources of the Fund’s fiscal year 2011 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2011 fiscal year.
[3]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.

See accompanying notes to financial statements

54

For the years ended November 30,

2010	2009	2008	2007	2006

$11.94	$9.34	$11.40	$11.85	$11.47

0.51 [1]	0.55 [1]	0.68 [1]	0.45 [1]	0.51

0.55	2.83	(1.76)	0.03	0.80

1.06	3.38	(1.08)	0.48	1.31

(0.84)	(0.78)	(0.90)	(0.61)	(0.83)

(0.04)	—	(0.08)	(0.32)	(0.10)

(0.88)	(0.78)	(0.98)	(0.93)	(0.93)

$12.12	$11.94	$9.34	$11.40	$11.85

$11.74	$10.63	$7.53	$10.38	$11.67

9.23%	37.82%	(10.52)%	4.22%	11.89%

19.42%	53.96%	(20.13)%	(3.45)%	19.70%

1.23%	1.25%	1.21%	1.22%	1.23%

1.18%	1.23%	1.21%	1.22%	1.23%

4.22%	5.30%	6.14%	3.86%	4.43%

$221,217	$218,009	$170,468	$208,066	$216,398

59%	128%	102%	103%	74%

[4]	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.
[5]	Annualized.

55

Strategic Global Income Fund, Inc.
Notes to financial statements—May 31, 2011 (unaudited)

Organization and significant accounting policies
Strategic Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission (“SEC”) as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The

Strategic Global Income Fund, Inc.
Notes to financial statements—May 31, 2011
(unaudited)

NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (”NYSE”).

Certain securities or instruments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. The Fund values investments in non-registered US open-end investment companies at

Strategic Global Income Fund, Inc.
Notes to financial statements—May 31, 2011
(unaudited)

the daily net asset value, pursuant to the practical expedient within ASC Topic 820. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim

Strategic Global Income Fund, Inc.
Notes to financial statements—May 31, 2011
(unaudited)

periods beginning after December 15, 2009. The disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements have been implemented for the interim period beginning after December 15, 2010.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

The provisions of ASC Topic 815 “ Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the period ended May 31, 2011. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent

Strategic Global Income Fund, Inc.
Notes to financial statements—May 31, 2011
(unaudited)

(the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Fund is not aware of any additional credit-risk contingent features on other derivative contracts held by the Fund.

Disclosure of derivatives by underlying risk for the Fund as of and for the period ended May 31, 2011 is as follows:

Asset derivatives

			Foreign
	Interest	Credit	exchange
	rate risk	risk	risk	Total

Forward contracts[1]	$—	$—	$8,727,358	$8,727,358

Futures contracts[2]	1,160,225	—	—	1,160,225

Options purchased[1]	1,005,001	—	502,802	1,507,803

Swap agreements[1]	11,362,336	1,448,536	1,124,028	13,934,900

Total value	$13,527,562	$1,448,536	$10,354,188	$25,330,286

[1]	Statement of assets and liabilities location: Investments in securities of unaffiliated issuers, at value, unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives

		Foreign
	Interest	exchange
	rate risk	risk	Total

Forward contracts[1]	$—	$(6,965,581)	$(6,965,581)

Futures contracts[2]	(1,106,400)	—	(1,106,400)

Options written[1]	(432,738)	(31,357)	(464,095)

Swap agreements[1]	(10,943,572)	(1,105,869)	(12,049,441)

Total value	$(12,482,710)	$(8,102,807)	$(20,585,517)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, options written and outstanding swap agreements, at value.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Strategic Global Income Fund, Inc.
Notes to financial statements—May 31, 2011
(unaudited)

Activities in derivative instruments during the period ended May 31, 2011, were as follows:

			Foreign
	Interest	Credit	exchange
	rate risk	risk	risk	Total

Net realized gain (loss)[1]

Forward contracts	$—	$—	$5,055,654	$5,055,654

Futures contracts	(1,026,353)	—	—	(1,026,353)

Options purchased[3]	(1,417,963)	—	61,940	(1,356,023)

Options written	923,036	—	10,112	933,148

Swap agreements	790,760	280,647	324,927	1,396,334

Total net realized gain (loss)	$(730,520)	$280,647	$5,452,633	$5,002,760

Net change in unrealized
appreciation/depreciation[2]

Forward contracts	$—	$—	$(938,980)	$(938,980)

Futures contracts	(110,465)	—	—	(110,465)

Options purchased[3]	1,558,502	—	(125,432)	1,433,070

Options written	2,606,145	—	(5,848)	2,600,297

Swap agreements	(1,076,434)	(300,879)	153,984	(1,223,329)

Total net change in unrealized
appreciation/depreciation	$2,977,748	$(300,879)	$(916,276)	$1,760,593

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.
[3]	Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and net change in unrealized appreciation/depreciation of investments.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Notes to portfolio of investments.

Strategic Global Income Fund, Inc.
Notes to financial statements—May 31, 2011
(unaudited)

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation—The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts—The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of

Strategic Global Income Fund, Inc.
Notes to financial statements—May 31, 2011
(unaudited)

its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts—The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements—The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap

Strategic Global Income Fund, Inc.
Notes to financial statements—May 31, 2011
(unaudited)

agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event

Strategic Global Income Fund, Inc.
Notes to financial statements—May 31, 2011
(unaudited)

occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of May 31, 2011 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on sovereign issues—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Strategic Global Income Fund, Inc.
Notes to financial statements—May 31, 2011
(unaudited)

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

Structured notes—The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing—The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and

Strategic Global Income Fund, Inc.
Notes to financial statements—May 31, 2011
(unaudited)

liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Strategic Global Income Fund, Inc.
Notes to financial statements—May 31, 2011
(unaudited)

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM investment advisory and administration fees, which are accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund’s average weekly net assets. UBS Global AM has agreed voluntarily to waive 0.05% of its fees, effective August 1, 2009, through July 31, 2012, thereby reducing the fees to 0.95% for such period. At May 31, 2011, the Fund owed UBS Global AM $172,865 which is composed of $181,971 of investment advisory and administration fees less fees waived of $9,106. For the six months ended May 31, 2011, UBS Global AM waived $52,983 of investment advisory and administration fees from the Fund.

Strategic Global Income Fund, Inc.
Notes to financial statements—May 31, 2011
(unaudited)

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended May 31, 2011, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $39,329,097. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the six months ended May 31, 2011.

Strategic Global Income Fund, Inc.
Notes to financial statements—May 31, 2011
(unaudited)

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at May 31, 2011. For the six months ended May 31, 2011 and for the year ended November 30, 2010, there were no transactions involving common stock.

Purchases and sales of securities
For the six months ended May 31, 2011, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $113,031,694 and $120,986,908, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended November 30, 2010 was as follows:

Distributions paid from:	2010

Ordinary income	$16,053,162

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund’s fiscal year ending November 30, 2011.

As of and during the six months ended May 31, 2011, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended November 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Strategic Global Income Fund, Inc.
Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2011. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed no later than January 31, 2012. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Strategic Global Income Fund, Inc.
General information (unaudited)

The Fund
Strategic Global Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information
The Fund’s NYSE trading symbol is “SGL.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS’s web site at the following internet address:
http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Shareholder meeting information
An annual meeting of shareholders of the Fund was held on March 17, 2011. At the meeting, the two nominees as Class I directors, namely Richard R. Burt and Meyer Feldberg, were elected to serve as board members for three year terms and until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

		Shares
To vote for or withhold authority	Shares	withhold
in the election of:	voted for	authority

Richard R. Burt	16,591,008.72	483,314.63

Meyer Feldberg	16,570,611.78	503,711.57

The following persons’ terms of office as directors also continued after the annual meeting given that they are in other director classes: Bernard H. Garil, Heather R. Higgins, Richard Q. Armstrong, Alan S. Bernikow and Barry M. Mandinach.

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Strategic Global Income Fund, Inc.
General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1 888-793 8637.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on UBS’s Web site: http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.

The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

Strategic Global Income Fund, Inc.
General information (unaudited)

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of dividends/distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of dividends/distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such dividends/distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such dividend/distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to the transfer agent at BNY Mellon Investment Shareowner Services, P.O.Box 358035, Pittsburg, PA 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Strategic Global Income Fund, Inc.
General information (unaudited)

Distribution policy
The Fund’s Board adopted a managed distribution policy in May 1998, which was revised effective January 2000, in May 2005, effective August 2009 and effective June, 2011. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 10% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distribution pursuant to the policy from 8% to 7% in July 2009, effective beginning with the August 2009 monthly distribution. The Board again approved a further reduction in the annualized rate of distribution pursuant to the policy from 7% to 6% in May 2011, effective beginning with the June 2011 monthly distribution. From May 31, 1998 through January 2000, the Fund’s managed distribution was 8% of the Fund’s net asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt
Barry M. Mandinach

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Uwe Schillhorn
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

© 2011 UBS Global Asset Management (Americas) Inc. All rights reserved.

©2011 UBS Global Asset Management (Americas) Inc.
UBS Global Asset Management (Americas) Inc. is a
subsidiary of UBS AG.
All rights reserved.
July 2011
www.ubs.com/globalam-us

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 8, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	August 8, 2011